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                                                                    Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-54836, 333-39366 and 333-44626 of AsiaInfo Holdings, Inc. on Form S-8 of our report dated February 10, 2002, appearing in this Current Report on Form 8-K/A of AsiaInfo Holdings, Inc.

/s/ Deloitte Touche Tohmatsu Shanghai CPA

Beijing, China
April 19, 2002